UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 13, 2019

Northfield Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35791	80-0882592
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

581 Main Street, Woodbridge, New Jersey	07095
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (732) 499-7200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.  Regulation FD Disclosure.

On May 14, 2019, the Northfield Bancorp, Inc.’s (the “Company”) management will participate in the Piper Jaffray Financial Services Conference in Washington, D.C.  The presentation to be discussed at the conference will be available beginning May 13, 2019, at 5:00 p.m., Eastern Time, through the Company’s Investor Relations website, located at www.eNorthfield.com, and will be available until June 11, 2019.

Item 9.01. Financial Statements and Exhibits.
Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHFIELD BANCORP, INC.

DATE: May 13, 2019	By:	/s/ William R. Jacobs
William. R. Jacobs
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)